UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.            )

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Nexstar Broadcasting Group, Inc.

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NEXSTAR BROADCASTING GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 30, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nexstar Broadcasting Group, Inc. will be held at the office building where Nexstar Broadcasting Group, Inc. is headquartered, 909 Lake Carolyn Parkway, Suite 20, Irving, Texas 75039, on Tuesday, May 30, 2006 at 12:00 Noon, Central Standard Time, for the following purposes:

1.	Elect a Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified.

2.	The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

3.	The approval of our 2006 Long-Term Equity Incentive Plan.

4.	To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Nexstar is mailing this proxy statement and the related proxy on or about May 1, 2006 to its stockholders of record on April 19, 2006. Only stockholders of record at that time are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the Annual Meeting and for ten days prior to the Annual Meeting during ordinary business hours at 909 Lake Carolyn Parkway, Suite 1450, Irving, Texas 75039.

By Order of the Board of Directors

/s/    Shirley E. Green

Shirley E. Green

Secretary

April 27, 2006

IF YOU DO NOT EXPECT TO BE PRESENT AT THIS MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

NEXSTAR BROADCASTING GROUP, INC.

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

PROXY STATEMENT

Annual Meeting of Stockholders

May 30, 2006

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Nexstar Broadcasting Group, Inc., a Delaware corporation (“Nexstar” or the “Company”), of proxies for use at Nexstar’s Annual Meeting of Stockholders to be held, pursuant to the accompanying Notice of Annual Meeting, on Tuesday, May 30, 2006 at 12:00 Noon (Central Standard Time), and at any adjournment or adjournments thereof (the “Annual Meeting”). Actions will be taken at the Annual Meeting to (1) elect a Board of Directors to serve until the next Annual Meeting of Stockholders; (2) ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006, (3) approve our 2006 Long-Term Equity Incentive Plan and (4) transact any other business which may properly come before the meeting.

Shares of Nexstar common stock, par value $0.01, (“Common Stock”), represented by a properly executed proxy that is received by Nexstar prior to the Annual Meeting, will, unless revoked, be voted as directed in the proxy. If a proxy is signed and returned, but does not specify how the shares represented by the proxy are to be voted, the proxy will be voted (i) FOR the election of the nominees named therein, (ii) FOR PricewaterhouseCoopers LLP as Nexstar’s independent registered public accounting firm in 2006, (iii) FOR the approval of Nexstar’s 2006 Long-Term Equity Incentive Plan, and (iv) in such manner as the persons named in your proxy card shall decide on any other matters that may properly come before the Annual Meeting.

This Proxy Statement, the accompanying notice and the enclosed proxy card are first being mailed to stockholders on or about May 1, 2006.

Nexstar’s principal mailing address is 909 Lake Carolyn Parkway, Suite 1450, Irving, TX 75039.

ANNUAL REPORT AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Nexstar’s Annual Report to Stockholders for the fiscal year ended December 31, 2005, including Nexstar’s financial statements and PricewaterhouseCoopers LLP’s report on the financial statements and management’s assessment and effectiveness of internal controls, is being mailed with this proxy statement to each of Nexstar’s stockholders of record on April 19, 2006. Exhibits will be provided at no charge to any stockholder upon written request to Nexstar Broadcasting Group, Inc., attention: Matt Devine, Chief Financial Officer. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

VOTING SECURITIES

Stockholders of record on April 19, 2006 may vote at the Annual Meeting. On that date, there were 14,289,310 shares of Class A Common Stock; 13,411,588 shares of Class B Common Stock and 662,529 shares of Class C Common Stock outstanding. Holders of our Class A Common Stock and our Class B Common Stock will generally vote together as a single class on all matters submitted to a vote of our stockholders. The holders of Class A Common Stock are entitled to one vote per share and the holders of Class B Common Stock are entitled to 10 votes per share. Holders of our Class C Common Stock have no voting rights. If a quorum is present at the Annual Meeting, the directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares entitled to vote. Votes may be cast in favor of a nominee for director or withheld. Votes that are withheld or broker non-votes will have no effect on the outcome of the election of directors. (Broker non-votes occur when brokers or nominees holding stock in “street name” indicate on proxies that they do not have discretionary authority to vote the shares on a particular matter.)

Stockholders of record may vote their proxies by signing, dating and returning the enclosed Proxy Card. If no instructions are indicated, the shares represented by such proxy will be voted according to the recommendations of our Board of Directors. Each proxy that is properly received by Nexstar prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions given on such proxy. Any stockholder giving a proxy prior to the Annual Meeting has the power to revoke it at any time before it is exercised by a written revocation received by the Secretary of Nexstar or by executing and returning a proxy bearing a later date. Any stockholder of record attending the Annual Meeting may vote in person, whether or not a proxy has been previously given, but the mere presence of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. In addition, stockholders whose shares of Common Stock are not registered in their own name will need to obtain a legal proxy from the record holder of such shares to vote in person at the Annual Meeting.

VOTE NECESSARY TO APPROVE PROPOSALS

•  Proposal 1: Election of Directors

The election of directors requires a plurality of the votes cast, and votes may be cast in favor of the nominees or withheld. A plurality means that the nominee receiving the most votes for election to a director position is elected to that position. Votes that are withheld and broker non-votes will be excluded entirely from the vote to elect directors and have no effect.

•  Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Votes may be cast for or against such ratification. Stockholders may also abstain from voting. Abstentions will count in the tabulations of votes cast on this proposal, while broker non-votes are not counted as votes cast or shares voting on such matter and will have no effect on the voting on such matter.

•  Proposal 3: Approval of the 2006 Long-Term Equity Incentive Plan

The approval of our 2006 Long-Term Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the meeting. Votes may be cast for or against such ratification. Stockholders may also abstain from voting. Abstentions will count in the tabulations of votes cast on this proposal, while broker non-votes are not counted as votes cast or shares voting on such matter and will have no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Nexstar’s Common Stock as of March 31, 2006 by (i) those persons known to Nexstar to be the beneficial owners of more than five percent of the outstanding shares of Common Stock of Nexstar, (ii) each director of Nexstar, (iii) the current and former executive officers listed in the Summary Compensation Table and (iv) all directors and executive officers of Nexstar as a group. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of March 1, 2006 (60 days after December 31, 2005) through the exercise of any stock option or other right. This information has been furnished by the persons named in the table below or in filings made with the Securities and Exchange Commission. Where the number of shares set forth below includes shares beneficially owned by spouses and minor children, the named persons disclaim any beneficial interest in the shares so included. Unless otherwise indicated, a person’s address is c/o Nexstar Broadcasting Group, Inc., 909 Lake Carolyn Parkway, Suite 1450, Irving, TX 75039.

BENEFICIAL OWNERSHIP TABLE

	Class A Common Stock			Class B Common Stock		Class C Common Stock		Percent of Total
Name of Beneficial Owner	Direct Ownership	Vested Options	Percent	Number	Percent	Number	Percent	Economic Interest	Voting Power
Beneficial Owners of More Than 5%:
ABRY(1)	3,490,883	—	24.4%	13,024,501	97.1%	—	—	58.2%	90.1%
Banc of America Capital Investors L.P.(2)	700,000	—	4.9%	—	—	662,529	100.0%	4.8%	0.5%
Neuberger Berman, LLC(3)	1,840,460	—	12.9%	—	—	—	—	6.5%	1.2%
FMR Corp.(4)	1,075,300	—	7.5%	—	—	—	—	3.8%	0.7%

Current Directors and Nominees:
Royce Yudkoff(5)(6)	3,490,883	—	24.4%	13,024,501	97.1%	—	—	58.2%	90.1%
Perry A. Sook(7)	60,413	210,000	1.9%	387,087	2.9%	—	—	2.3%	2.8%
Blake R. Battaglia(6)	—	—	—	—	—	—	—	—	—
Erik Brooks(6)	7,000	—	*	—	—	—	—	*	*
Jay M. Grossman(6)	24,000	—	*	—	—	—	—	*	*
Brent Stone(6)	—	—	—	—	—	—	—	—	—
Geoff Armstrong	—	4,000	*	—	—	—	—	*	*
Michael Donovan	6,700	4,000	*	—	—	—	—	*	*
I. Martin Pompadur	—	4,000	*	—	—	—	—	*	*

Current Named Executive Officers:
Duane A. Lammers	1,318	78,000	*	—	—	—	—	*	*
Brian Jones	500	24,000	*	—	—	—	—	*	*
Shirley E. Green	497	23,000	*	—	—	—	—	*	*
Timothy C. Busch	214	33,000	*	—	—	—	—	*	*

Former Director and Named Executive Officer:
G. Robert Thompson(8)	—	—	—	—	—	—	—	—	—
All current directors and executive officers as a group (16 persons)	3,621,610	398,500	28.1%	13,411,588	100.0%	—	—	61.5%	93.1%

*	Less than 1%.
(1)	Represents 7,147,964 shares of Class B Common Stock owned by ABRY Broadcast Partners II, L.P.; and 3,490,883 shares of Class A Common Stock and 5,876,537 shares of Class B Common Stock owned by ABRY Broadcast Partners III, L.P., which are affiliates of ABRY Broadcast Partners, LLC. The address of ABRY is 111 Huntington Avenue, 30th Floor, Boston, MA 02199.
(2)	The address of Banc of America Capital Investors L.P. is 100 North Tryon Street, 25th Floor, Charlotte, NC 28255-0001.
(3)	The address of Neuberger Berman, LLC is 605 Third Avenue, New York, NY 10158-3698.
(4)	The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.
(5)	Mr. Yudkoff is the sole trustee of ABRY Holdings III, Co., which is the sole member of ABRY Holdings III LLC, which is the sole general partner of ABRY Equity Investors, L.P., the sole general partner of ABRY Broadcast Partners III, L.P. Mr. Yudkoff is also the trustee of ABRY Holdings Co., which is the sole member of ABRY Holdings LLC, which is the sole general partner of ABRY Capital, L.P., which is the sole general partner of ABRY Broadcast Partners II, L.P.
(6)	The address of Mr. Yudkoff, Mr. Battaglia, Mr. Brooks, Mr. Grossman and Mr. Stone is the address of ABRY.
(7)	Represents shares owned by PS Sook Ltd., of which Mr. Sook and his spouse are the beneficial owners.
(8)	Mr. Thompson resigned as Chief Financial Officer of Nexstar effective on January 2, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such equity securities of Nexstar. Executive officers, directors and greater than ten percent beneficial owners are required to furnish Nexstar with copies of all Section 16(a) forms they file.

Based on our records and review of the copies of Section 16(a) reports furnished to us during the fiscal year ended December 31, 2005, we believe all Section 16(a) filing requirements applicable to Nexstar’s executive officers, directors and greater than ten percent beneficial owners were timely satisfied.

DIRECTORS AND NOMINEES FOR DIRECTORS

PROPOSAL 1—ELECTION OF DIRECTORS

At this annual meeting of stockholders, directors will be elected to hold office until the next meeting of stockholders for such purpose. The Company’s By-laws provide that the number of directors shall be fixed by resolution of the Board of Directors. The Board of Directors has fixed the number of directors at ten. The persons named in the enclosed proxy will vote to elect as directors the nominees named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies therein will vote to elect as directors the nominees named below.

The Board of Directors recommends a vote FOR the selection of Mr. Sook, Mr. Battaglia, Mr. Brooks, Mr. Grossman, Mr. Stone, Mr. Yudkoff, Mr. Armstrong, Mr. Donovan, Mr. Pompadur and Ms. McNabb to the Board of Directors.

Name and Age	Principal Occupation and Business Experience
Perry A. Sook, 48	Mr. Sook has served as Chairman of our Board of Directors, President and Chief Executive Officer and as a Director since our inception in 1996. From 1991 to 1996, Mr. Sook was a principal of Superior Communications Group, Inc. Mr. Sook currently serves as a director of Penton Media, Inc. and the Television Bureau of Advertising and serves as trustee for the Ohio University Foundation.
Blake R. Battaglia, 33	Mr. Battaglia has served as a Director since April 2002. Mr. Battaglia is a Vice President at ABRY, which he joined in 1998. Prior to joining ABRY, he was an investment banker at Morgan Stanley & Co. Mr. Battaglia currently serves as a director of WideOpenWest Holdings, LLC and Atlantic Broadband, LLC.
Erik Brooks, 39	Mr. Brooks has served as a Director since March 2002. Mr. Brooks is a Partner at ABRY, which he joined in 1999. Prior to joining ABRY, from 1995 to 1999, Mr. Brooks was a Vice President at NCH Capital, a private equity investment fund. Mr. Brooks currently serves as a director of Country Road Communications, LLC, Billing Services LLC and Monitronics International, Inc.
Jay M. Grossman, 46	Mr. Grossman has served as a Director since 1997 and was our Vice President and Assistant Secretary from 1997 until March 2002. Mr. Grossman has been a Partner of ABRY since 1996. Prior to joining ABRY, Mr. Grossman was an investment banker specializing in media and entertainment at Kidder Peabody and at Prudential Securities. Mr. Grossman currently serves as a director (or the equivalent) of several private companies including Consolidated Theaters LLC, Country Road Communications LLC, Monitronics International, Inc., WideOpenWest Holdings, LLC and Atlantic Broadband, LLC.
Brent Stone, 29	Mr. Stone has served as a Director since March 2005. Mr. Stone is a Senior Associate at ABRY and has been with the firm since January 2002. Prior to joining ABRY, he was a member of the Investment Banking Department of Credit Suisse First Boston, formerly Donaldson, Lufkin and Jenrette, from 2000 to 2002. From 1999 to 2000, Mr. Stone was an Analyst in the Syndicated Finance Group of Chase Securities. Mr. Stone currently serves as a director of Monitronics International, Inc.
Royce Yudkoff, 50	Mr. Yudkoff has served as a Director since 1997 and was our Vice President and Assistant Secretary from 1997 until March 2002. Since 1989, Mr. Yudkoff has served as the President and Managing Partner of ABRY. Prior to joining ABRY, Mr. Yudkoff was affiliated with Bain & Company, serving as a Partner from 1985 to 1988. Mr. Yudkoff currently serves as a director (or the equivalent) of several companies, including U.S.A. Mobility, Inc., Muzak Holdings LLC, Penton Media, Inc. and Talent Partners.

Name and Age	Principal Occupation and Business Experience

Geoff Armstrong, 48	Mr. Armstrong has served as a Director since November 2003. Mr. Armstrong is Chief Executive Officer of 310 Partners, a private investment firm. From March 1999 through September 2000, Mr. Armstrong was the Chief Financial Officer of AMFM, Inc., which was publicly traded on the New York Stock Exchange until it was purchased by Clear Channel Communications in September 2000. From June 1998 to February 1999, Mr. Armstrong was Chief Operating Officer and a director of Capstar Broadcasting Corporation, which merged with AMFM, Inc. in July 1999. Mr. Armstrong was a founder of SFX Broadcasting, which went public in 1993, and subsequently served as Chief Financial Officer, Chief Operating Officer and a director until the company was sold in 1998 to AMFM. Mr. Armstrong has served as a director and the chairman of the audit committee of Radio One, Inc. since June 2001 and May 2002, respectively.

Michael Donovan, 65	Mr. Donovan has served as a Director since November 2003. He is the founder and majority stockholder of Donovan Data Systems Inc., a privately held supplier of computer services to the advertising and media industries. Mr. Donovan has served as Chairman and Chief Executive Officer of Donovan Data Systems Inc. since 1967. Mr. Donovan currently serves as a director of the Statue of Liberty/Ellis Island Foundation and is on the board of advisors of the Yale Divinity School.

I. Martin Pompadur, 70	Mr. Pompadur has served as a Director since November 2003. In June 1998, Mr. Pompadur joined News Corporation as Executive Vice President of News Corporation, President of News Corporation Eastern and Central Europe and a member of News Corporation’s Executive Management Committee. In January 2000, Mr. Pompadur was appointed Chairman of News Corp Europe. Prior to joining News Corporation, Mr. Pompadur was President of RP Media Management and held executive positions at several other media companies. Mr. Pompadur currently serves as a director of Metromedia International, News Out of Home B.V., Balkan Bulgarian, RP Coffee Ventures, Sky Italia and Elong.

Lis McNabb, 45	Ms. McNabb is Chief Financial Officer of Match.com, an online personal service company, which she joined in March 2005. Prior to joining Match.com, Ms. McNabb served as Business Unit CFO for Sodexho Marriott, an on-site food service and facilities management company, from 2000 to 2005, as director of Planning & Finance for Frito-Lay from 1995 to 2000 and, previous to that, held finance leadership roles with American Airlines and JP Morgan Chase. Ms. McNabb is currently on the board of the Dallas chapter of Financial Executives International, a national organization for chief financial officers and finance executives, and has served previously on the board of the Family Place.

Committees of the Board of Directors

The Board of Directors currently has the following three standing committees:

(a) Compensation Committee, consisting of Messrs. Grossman, Armstrong and Yudkoff. The Compensation Committee met 3 times during 2005. The function of the Compensation Committee is to review compensation paid to Nexstar’s officers and employees and to administer Nexstar’s stock option and other incentive plans. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of such charter is available through our web site at www.nexstar.tv.

(b) Audit Committee, consisted of Messrs. Armstrong, Donovan and Pompadur. Mr. Donovan notified the Board of Directors in April 2006 that he would no longer be on the Audit Committee. Ms. McNabb, if elected to the Board of Directors, is expected to fill the vacant position on the Audit Committee. The Audit Committee met 10 times during 2005. The function of the Audit Committee is to oversee the quality and integrity of Nexstar’s accounting, internal auditing and financial reporting practices, to perform such other duties as may be required by the Board of Directors, and to oversee Nexstar’s relationship with its independent registered public accounting firm. The members of the Audit Committee are “independent” as that term is defined in the National Association of Securities Dealers Listing Standards. The Board of Directors has determined that Mr. Armstrong is an “audit committee financial expert” for purposes of the SEC’s rules. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of such charter is available through our web site at www.nexstar.tv, and also is attached as Annex A.

(c) Nominating and Corporate Governance Committee, consisting of Messrs. Armstrong, Donovan and Pompadur. The Nominating and Corporate Governance Committee met 2 times during 2005. The members of the committee are “independent” as defined in the marketplace rules which govern Nasdaq Stock Market. The function of the Nominating and Corporate Governance Committee is to identify individuals qualified to serve on Nexstar’s Board of Directors; to recommend to the Board of Directors the persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders; to develop and recommend to the Board of Directors a set of corporate governance principles applicable to us; and to oversee the evaluation of the Board of Directors and management. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors. A copy of such charter is available through our web site at www.nexstar.tv.

Additional Information Concerning the Board of Directors

During 2005, each director attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they serve, except for Michael Donovan and I. Martin Pompadur.

Because fewer than ten non-management stockholders attended our 2005 Annual Meeting of Stockholders in person, the Board of Directors has not adopted a formal policy with regard to director attendance at the annual meeting of stockholders. Mr. Sook attended the 2005 Annual Meeting of Stockholders.

The Board of Directors has not adopted a nominating policy to be used for identifying and evaluating nominees for director, including director candidates recommended by stockholders, and has not established any specific, minimum qualifications that director nominees must possess. Instead, the Nominating and Governance Committee plans to determine the qualifications and skills required to fill a vacancy to complement the existing qualifications and skills, as a vacancy arises in the Board of Directors. However, if it is determined that a nominating policy would be beneficial to Nexstar, the Board of Directors may in the future adopt a nominating policy.

Nexstar is a “controlled company” in accordance with rules and regulations of NASDAQ, because ABRY Partners, LLC through its affiliated funds controls a majority of the outstanding voting stock. As a result, we are not required to maintain a majority of independent directors on our Board of Directors or to have the compensation of our executive officers and the nomination of directors be determined by independent directors.

Code of Ethics

The Board of Directors adopted a Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer, the other executive officers and directors, and persons performing similar functions. The purpose of the Code of Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Nexstar Broadcasting Group, Inc. and its subsidiaries, and to promote compliance with all applicable rules and regulations that apply to Nexstar Broadcasting Group, Inc. and its subsidiaries and their respective officers and directors. The Code of Ethics was attached as an exhibit to Nexstar’s Annual Report for the year ended December 31, 2003 on Form 10-K filed with the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

The financial statements of Nexstar Broadcasting Group, Inc. are prepared by management, which is responsible for their objectivity and integrity. The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2005.

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm who audited the Company’s December 31, 2005 financial statements and management’s assessment and effectiveness of internal controls, the matters required to be discussed in Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended. Additionally, the Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. The Audit Committee has discussed with PricewaterhouseCoopers LLP its independence from the Company and has also considered the compatibility with its independence of non-audit services it provided.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Geoff Armstrong, Chair

Michael Donovan

I. Martin Pompadur

Director Compensation

Messrs. Sook, Battaglia, Brooks, Grossman, Stone and Yudkoff serve on the Board of Directors without additional compensation. Messrs. Donovan, Armstrong and Pompadur each receive an annual retainer of $15,000 plus $1,500 for each in-person meeting that they attend and $750 for each telephonic meeting that they attend of the Board of Directors or committee thereof of which they are a member. In addition, members of the Board of Directors are reimbursed for expenses they incur in attending meetings.

Directors hold office until the next meeting of the stockholders of Nexstar for the election of directors and until their successors are elected and qualified. There are no family relationships among directors or executive officers of Nexstar.

Executive Officers

The current executive officers of the Company are:

Name	Age	Nexstar Position
Perry A. Sook	48	President, Chief Executive Officer and Director
Matthew E. Devine	57	Chief Financial Officer and Executive Vice President
Duane A. Lammers	44	Chief Operating Officer and Executive Vice President
Timothy C. Busch	43	Senior Vice President, Regional Manager
Brian Jones	46	Senior Vice President, Regional Manager
Shirley E. Green	46	Vice President, Finance
Richard Stolpe	49	Vice President, Director of Engineering
Paul Greeley	54	Vice President, Marketing and Promotions

Perry A. Sook has served as Chairman of our Board of Directors, President and Chief Executive Officer and as a Director since 1996. From 1991 to 1996, Mr. Sook was a principal of Superior Communications Group, Inc. Mr. Sook currently serves as a director of Penton Media, Inc. and the Television Bureau of Advertising and serves as trustee for the Ohio University Foundation.

Matthew E. Devine has served as our Chief Financial Officer and Executive Vice President since January 23, 2006. Prior to joining Nexstar, Mr. Devine pursued personal interests from 2004 through 2005. Prior to that time, Mr. Devine was the Chief Executive Officer and a director of Digital Generation Systems, Inc. from July 1999 to December 2003. Prior to that time, Mr. Devine served as Chief Financial Officer of Chancellor Media Corporation (which became AMFM Inc.). Prior to Chancellor Media’s formation in 1997, Mr. Devine served as the Chief Financial Officer, Executive Vice President, Treasurer, Secretary and a director of Evergreen Media Corporation, the predecessor company to Chancellor Media.

Duane A. Lammers has served as our Chief Operating Officer and Executive Vice President since October 2002. Prior to that time, Mr. Lammers served as our Executive Vice President from February 2001 until September 2002 and as our Vice President, Director of Sales and Marketing from 1998 until January 2001. He was employed as a Nexstar-based station General Manager from 1997 to 1999. Prior to joining Nexstar, Mr. Lammers was the General Manager of WHTM, the ABC affiliate in Harrisburg, Pennsylvania, from 1994 to 1997.

Timothy C. Busch has served as our Senior Vice President and Regional Manager since October 2002. Prior to that time, Mr. Busch served as our Vice President and General Manager at WROC, Rochester, New York from 2000 to October 2002. Prior to joining Nexstar, Mr. Busch served as General Sales Manager and held various other sales management positions at WGRZ, Buffalo, New York from 1993 to 2000.

Brian Jones has served as our Senior Vice President and Regional Manager since May 2003. Prior to joining Nexstar, Mr. Jones served as Vice President and General Manager at KTVT and KTXA, Dallas-Fort Worth, Texas from 1995 to 2003.

Shirley E. Green has served as our Vice President, Finance since February 2001. Prior to that time, Ms. Green served as our Controller from 1997 to 2001. Prior to joining Nexstar, from 1994 to 1997, Ms. Green was Business Manager at KOCB, Oklahoma City, Oklahoma, which was owned by Superior Communications Group, Inc.

Richard Stolpe has served as our Vice President, Director of Engineering since January 2000. Prior to that time, Mr. Stolpe served as Chief Engineer of WBRE from 1998 to 2000. Prior to joining Nexstar, Mr. Stolpe was employed by WYOU as Chief Engineer from 1996 to 1998.

Paul Greeley has served as our Vice President, Marketing and Promotions since January 2004. Prior to joining Nexstar, Mr. Greeley was a partner with Grim and Greeley Marketing from March 2002 to January 2004. From December 2000 to November 2001, Mr. Greeley was the Director of Creative Services for WWL in New Orleans, Louisiana, and was the Director of Creative Services for WESH in Orlando, Florida from September 1997 to April 2000.

COMPENSATION OF EXECUTIVE OFFICERS

The following table contains a summary of the annual, long-term and other compensation paid or accrued during the fiscal years ended December 31, 2005, 2004 and 2003 to those persons who were the Chief Executive Officer and our five other most highly compensated executive officers of Nexstar in 2005 (collectively, the “Named Executive Officers”).

Summary Compensation Table

	Fiscal Year		Annual Compensation				All Other Compensation(1)
Name and Principal Position			Salary	Bonus		Other
Perry A. Sook	2005		$650,000	$250,000		—	$14,229
President, Chief Executive Officer and Director	2004		629,827	350,000		—	15,495
	2003		637,962	4,325,000	(2)	—	12,844

Duane A. Lammers	2005		314,846	200,000		—	11,649
Chief Operating Officer and Executive Vice President	2004		304,884	125,000		—	11,400
	2003		274,808	250,000		—	9,164

Brian Jones	2005		266,308	90,000		—	14,990
Senior Vice President, Regional Manager	2004		256,538	85,000		—	12,710
	2003	(3)	165,314	50,000		—	6,100

Timothy C. Busch	2005		264,846	90,000		—	12,935
Senior Vice President, Regional Manager	2004		254,884	85,000		—	11,377
	2003		229,269	75,000		—	7,494

Shirley E. Green	2005		181,577	20,000		—	10,832
Vice President, Finance	2004		176,596	20,000		—	9,714
	2003		164,788	75,000		—	8,821
Former Executive Officer:
G. Robert Thompson	2005	(4)	236,577	—		—	11,336
Former Chief Financial Officer and Executive Vice President	2004		228,192	40,000		—	11,299
	2003		213,808	60,000		—	8,807

(1)	Represents the following items: (a) officer medical insurance paid by the Company; (b) group term life insurance coverage; (c) automobile allowance paid by the Company; (d) value of the personal use of automobiles and (e) the amount of the Company’s match under the 401(k) savings plan in which the employees of the Company are eligible participants.
(2)	Includes $4,000,000 paid to Mr. Sook and used to repay a loan guaranteed by Nexstar.
(3)	Mr. Jones joined Nexstar in May 2003.
(4)	Mr. Thompson resigned from Nexstar effective on January 2, 2006.

OPTION GRANTS DURING FISCAL YEAR 2005

The following table sets forth information concerning stock option grants made to each of the Named Executive Officers listed in the Summary Compensation Table during the fiscal year ended December 31, 2005:

	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name					5%	10%
Perry A. Sook	300,000	36.1%	$4.37	12/15/2005	$824,468	$2,089,380
Duane A. Lammers	100,000	12.0%	$4.37	12/15/2005	$274,814	$696,450
Timothy C. Busch	25,000	3.0%	$4.37	12/15/2005	$68,694	$174,100
Brian Jones	25,000	3.0%	$4.37	12/15/2005	$68,694	$174,100
Shirley E. Green	15,000	1.8%	$4.37	12/15/2005	$41,211	$104,454

Former Executive Officer:
G. Robert Thompson(4)	—	—	—	—	—	—

(1)	Options are non-qualified options granted under the 2003 Long-Term Incentive Plan and generally are not exercisable until six months after their grant, vest over the span of five years and expire 10 years from the date of grant.
(2)	Options are granted at an exercise price equal to the last reported sale price of our Class A Common Stock, as reported on the NASDAQ on the date of grant.
(3)	The potential realizable value is calculated based on the term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the stock option and that the stock option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
(4)	Mr. Thompson, the former Chief Financial Officer and Executive Vice President, resigned from Nexstar effective on January 2, 2006.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

There were no options exercised by any Named Executive Officer during the fiscal year ended December 31, 2005. The following table sets forth information as of December 31, 2005 concerning unexercised stock options held by the Named Executive Officers listed in the Summary Compensation Table.

	Number of Securities Underlying Unexercised Options at Fiscal Year End				Value of Securities Underlying Unexercised In-the-Money Options at Fiscal Year End($)(1)
Name	Exercisable		Unexercisable		Exercisable	Unexercisable
Perry A. Sook	210,000		690,000		$—	$192,000
Duane A. Lammers	78,000		162,000		$—	$64,000
Timothy C. Busch	33,000		62,000		$—	$16,000
Brian Jones	24,000		71,000		$—	$16,000
Shirley E. Green	23,000		32,000		$—	$9,600

Former Executive Officer:
G. Robert Thompson(2)	38,000	(3)	52,000	(3)	$—	$—

(1)	Based upon a fair market value of $5.01 per share of Nexstar’s Class A Common Stock, which was the closing price per share on December 31, 2005.
(2)	Mr. Thompson, the former Chief Financial Officer and Executive Vice President, resigned from Nexstar effective on January 2, 2006.
(3)	As of December 31, 2005, Mr. Thompson had options to purchase 90,000 shares of Class A Common Stock with a weighted average exercise price of $11.61, for which 52,000 non-vested options were forfeited and cancelled upon termination effective on January 2, 2006 and the remaining 38,000 unexercised vested options were cancelled on February 2, 2006.

EMPLOYMENT AGREEMENTS

Perry A. Sook

Mr. Sook is employed as President and Chief Executive Officer under an employment agreement with us. The term of the agreement expires on December 31, 2008 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement. Under the agreement, effective as of October 1, 2002, Mr. Sook’s base salary was $650,000 in 2005 and is $675,000 in 2006, $700,000 in 2007 and $750,000 in 2008. In addition to his base salary, Mr. Sook is eligible to earn a targeted annual bonus of $337,500 for 2006, $350,000 for 2007 and $375,000 for 2008, upon achievement of goals established by our Board of Directors. In the event of termination upon change of control or for reasons other than cause, or if Mr. Sook resigns for good reason, as defined in the agreement, Mr. Sook is eligible to receive his base salary for a period of one year.

Duane A. Lammers

Effective October 1, 2002, Mr. Lammers became Chief Operating Officer and Executive Vice President under an employment agreement with us. Prior to that time, Mr. Lammers served as Executive Vice President. The term of the agreement expires on June 30, 2008 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement. Under the agreement, Mr. Lammers’ base salary is $320,000 from July 1, 2005 through June 30, 2006, $330,000 through June 30, 2007 and $340,000 through June 30, 2008 and thereafter. In addition to his base salary, Mr. Lammers is eligible to earn a targeted annual bonus of $165,000 for 2006 and $170,000 for 2007 and thereafter at the discretion of our Chief Executive Officer, based on Mr. Lammers’ attainment of goals set by our Chief Executive Officer. In the event of termination upon change of control or for reasons other than cause, or if Mr. Lammers resigns for good reason, as defined in the agreement, Mr. Lammers is eligible to receive his base salary for a period of one year.

Matthew E. Devine

Effective January 23, 2006, Mr. Devine became Chief Financial Officer and Executive Vice President under an employment agreement with us. The term of the agreement expires on January 22, 2011 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement. Under the agreement, Mr. Devine’s base salary is $350,000 from January 23, 2006 through January 22, 2007, $360,000 through January 22, 2008, $370,000 through January 22, 2009, $380,000 through January 22, 2010 and $400,000 thereafter. In addition to his base salary, Mr. Devine is eligible to earn a targeted annual bonus of $175,000 for 2006, $180,000 for 2007, $185,000 for 2008, $190,000 for 2009 and $200,000 for 2010 and thereafter at the discretion of our Chief Executive Officer, based on Mr. Devine’s attainment of goals set by our Chief Executive Officer. In the event of termination upon change of control or for reasons other than cause, or if Mr. Devine resigns for good reason, as defined in the agreement, Mr. Devine is eligible to receive his base salary for a period of one year.

Shirley E. Green

Ms. Green is employed as Vice President, Finance under an employment agreement with us. The term of the agreement expires on June 30, 2007 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement. Under the agreement, Ms. Green’s base salary is $185,000 from September 1, 2005 through August 31, 2006 and $190,000 though August 31, 2007 and thereafter. In addition to her base salary, Ms. Green is eligible to earn a targeted annual bonus of $20,000 for each year through June 30, 2007 at the discretion of our Chief Executive Officer, based on Ms. Green’s attainment of goals set by our Chief Executive Officer. In the event of termination upon change of control or for reasons other than cause, or if Ms. Green resigns for good reason, as defined in the agreement, Ms. Green is eligible to receive her base salary for a period of one year.

Timothy C. Busch

Mr. Busch is employed as Senior Vice President, Regional Manager under an employment agreement with us. The term of the agreement expires on June 30, 2008 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement. Under the agreement, Mr. Busch’s base salary is $270,000 from July 1, 2005 through June 30, 2006, $280,000 through June 30, 2007 and $290,000 through June 30, 2008 and thereafter. In addition to his base salary, Mr. Busch is eligible to earn a targeted annual bonus of $115,000 for 2006 and $120,000 for 2007 and thereafter at the discretion of our Chief Executive Officer, based on Mr. Busch’s attainment of goals set by our Chief Executive Officer. In the event of termination upon change of control or for reasons other than cause, or if Mr. Busch resigns for good reason, as defined in the agreement, Mr. Busch is eligible to receive his base salary for a period of one year.

Brian Jones

Mr. Jones is employed as Senior Vice President, Regional Manager under an employment agreement with us. The term of the agreement expires on May 1, 2008 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement. Under the agreement, Mr. Jones’ base salary is $270,000 from May 1, 2005 through April 30, 2006, $280,000 through April 30, 2007 and $290,000 through April 30, 2008 and thereafter. In addition to his base salary, Mr. Jones is eligible to earn a targeted annual bonus of $115,000 for 2006 and $120,000 for 2007 and thereafter at the discretion of our Chief Executive Officer, based on Mr. Jones’ attainment of goals set by our Chief Executive Officer. In the event of termination upon a change of control or for reasons other than cause, or if Mr. Jones resigns for good reason, as defined in the agreement, Mr. Jones is eligible to receive his base salary for a period of one year.

G. Robert Thompson

Mr. Thompson was employed as Chief Financial Officer and Executive Vice President under an employment agreement with us until January 2, 2006, the effective date of his resignation. The term of the agreement was set to expire on May 12, 2007 and automatically renew for successive one-year periods unless either party notified the other of its intention not to renew the agreement. Under the agreement, Mr. Thompson’s base salary was $240,000 from September 1, 2005 through August 31, 2006 and was to be $250,000 through September 1, 2007 and thereafter. In addition to his base salary, Mr. Thompson was eligible to receive a targeted bonus of $50,000 for 2006 and thereafter at the discretion of our Chief Executive Officer, based on Mr. Thompson’s attainment of goals set by our Chief Executive Officer. Pursuant to his termination agreement, upon Mr. Thompson’s departure he received $240,000, which represented one full year of his base salary, and was eligible to continue medical coverage under the Company’s health insurance plan in accordance with the continuation requirements of Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) for up to 12 months with premiums paid by Nexstar.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report contains information regarding the cash and equity compensation of the Company’s Chief Executive Officer during the last completed fiscal year and the Company’s other most highly compensated executive officers.

The Compensation Committee of the Board of Directors (the “Compensation Committee”) makes all decisions about the compensation of the Chief Executive Officer and also has the authority to review and approve the compensation for its other executive officers. The primary objectives of the Compensation Committee in determining total compensation (both salary and incentives) of the Company’s executive officers, including the Chief Executive Officer, are (i) to enable the Company to attract and retain highly qualified executives by providing total compensation opportunities with a combination of elements which are at or above competitive opportunities, (ii) to tie executive compensation to the Company’s general performance and specific attainment of long-term strategic goals, and (iii) to provide a long-term incentive for future performance that aligns stockholder interests and executive rewards.

The principal elements of the Company’s executive compensation consist of the following:

Base Salary. The annual base salaries of the Company’s executive officers, including the Chief Executive Officer, are established in employment agreements executed with each individual (see “Compensation of Executive Officers—Employee Agreements”). Under these employment agreements, base salaries are increased annually. Annual salary increases for the executive officer group are generally consistent, on a percentage basis, with those received by non-executive employees.

Bonuses. Under the terms of their employment agreement, each executive officer is eligible to earn a targeted annual cash bonus. The Company does not utilize defined formulas for bonuses to its executive officers, including the Chief Executive Officer. Executive officers are entitled to receive an annual bonus based on their attainment of goals set by the Board of Directors or Chief Executive Officer. The payment of bonuses is made on a discretionary basis and rewards individuals for their contributions which positively affect the overall success of the Company.

Stock options. The number of stock options granted to each executive officer is determined by the Compensation Committee, based on the individual’s level of responsibility. The Company’s stock-based compensation plan is intended to motivate and reward the executive officers and to retain their continued services while providing long-term incentive opportunities with stockholder benefits of an increased common stock value. With certain limited exceptions, stock option awards made under the Company’s stock-based compensation plan vest 20% per year over a five-year period, dependent on continued employment. The exercise price of stock options may not be less than the market price of the Company’s Class A Common Stock on the date of grant. Stock option awards must be exercised within ten years of the date of grant of the option, subject to earlier expiration upon termination of the executive’s employment. The provisions of the Company’s stock-based compensation plan limit the number of options that may be granted to any one individual in a calendar year to 10% of the total number of options authorized under the plan.

The Compensation Committee reviews compensation levels for the executive officers of the Company near the beginning of each calendar year. In its consideration of the compensation for a specific executive, the Compensation Committee considers various factors, including the executive’s job performance, the compensation level of competitive jobs and the financial performance of the Company. For executive officers other than the Chief Executive Officer, the Compensation Committee considers the recommendations of the Chief Executive Officer.

Chief Executive Officer’s Compensation. The compensation provided to the Company’s Chief Executive Officer, Perry A. Sook, consisted of the elements described above. Pursuant to an employment agreement effective October 1, 2002, Mr. Sook received an annual base salary of $650,000 for the year ended December 31, 2005. Additionally, under his employment agreement, Mr. Sook was awarded an annual cash bonus of $250,000 for 2005. In determining Mr. Sook’s bonus, the Compensation Committee considered the factors described above which apply to bonuses awarded to all executive officers. On December 15, 2005, Mr. Sook was granted an option to acquire 300,000 shares of the Company’s Class A Common Stock. This option award was granted pursuant to the general terms and provisions of the Company’s stock-based compensation plan, as described above.

Respectfully submitted,

Royce Yudkoff

Jay M. Grossman

Geoff Armstrong

Compensation Committee Interlocks and Insider Participation

None of our directors or executive officers served, and we anticipate that no member of our Board of Directors or executive officers will serve, as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board of Directors.

Comparative Stock Performance Graph

The following graph compares the total return of our Class A Common Stock based on closing prices for the period from November 25, 2003, the date our Class A Common Stock was first traded on NASDAQ, through December 31, 2005 with (i) the NASDAQ Composite Index and (ii) a peer index consisting of the following pure play television companies: ACME Communications, Inc., Granite Broadcasting Corporation, Gray Television, Inc., Hearst Argyle Television, Inc., LIN TV Corp., Sinclair Broadcasting Group, Inc. and Young Broadcasting Inc. (the “Television Index”). The graph assumes the investment of $100 in our Class A Common Stock and in each of the indices on November 25, 2003. The performance shown is not necessarily indicative of future performance.

	11/25/2003	12/31/2003	12/31/2004	12/31/2005
Nexstar Broadcasting Group, Inc. (NXST)	$100.00	$102.70	$69.06	$37.53
NASDAQ Composite Index	$100.00	$102.07	$110.65	$113.08
Television Index (TV)	$100.00	$114.16	$96.72	$75.75

PROPOSAL 2—RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to ratification by the stockholders, the Audit Committee of our Board of Directors has selected the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1997. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the selection of such independent registered public accounting firm will be reconsidered by the Audit Committee.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The Board of Directors believes that the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2006 is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

Independent Registered Public Accounting Firm Fees and Other Matters

In addition to having retained PricewaterhouseCoopers LLP to audit the financial statements of Nexstar Broadcasting Group, Inc. and its direct and indirect subsidiaries (including Nexstar, collectively, “Nexstar Entities”) for the fiscal year ended December 31, 2005, and review the financial statements included in each of Nexstar Entity’s Quarterly Reports on Form 10-Q during such fiscal year, Nexstar Broadcasting Group, Inc. retained PricewaterhouseCoopers LLP to assist with the preparation of filings in connection with our public debt offering, provide due diligence services, audit certain acquired stations and give advice on tax compliance matters. The aggregate fees, including expenses, billed for professional services incurred by Nexstar Broadcasting Group, Inc. and rendered by PricewaterhouseCoopers LLP in fiscal years 2005 and 2004 for these various services were:

	Fiscal Year Ended
Type of Fees	December 31, 2005	December 31, 2004
Audit Fees(1)	$1,194,000	$1,590,000
Audit Related Fees(2)	132,000	89,000
Tax Fees(3)	98,000	103,000
All Other Fees(4)	2,000	2,000

Total	$1,426,000	$1,784,000

(1)	“Audit Fees” are fees billed by PricewaterhouseCoopers LLP for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and review of our financial statements included in our Quarterly Reports on Form 10-Q, or for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. In 2004 and 2005, the fees paid were related to the public registering of Nexstar Broadcasting, Inc.’s 7% senior subordinated notes.
(3)	“Tax Fees” are fees billed by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” are fees billed by PricewaterhouseCoopers LLP for any professional services not included in the first three categories.

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. Commencing with the 2003 audit fees, the Audit Committee pre-approves all services relating to PricewaterhouseCoopers LLP. All other audit related tax and other fees will be approved by the Audit Committee prospectively.

PROPOSAL 3—APPROVAL OF THE 2006 LONG-TERM EQUITY INCENTIVE PLAN

Subject to approval by the stockholders, the Compensation Committee of our Board of Directors has approved our 2006 Long-Term Equity Incentive Plan (the “2006 Plan”).

The Board of Directors believes that the approval of the 2006 Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

The following is a summary of the material terms of the 2006 Plan, but does not include all of the provisions of the 2006 Plan. For further information we refer you to the 2006 Plan, a copy of which is attached as Annex B.

2006 Long-Term Equity Incentive Plan

The 2006 Plan provides for the granting of stock-based awards to our directors, employees and consultants who perform services for, or to whom an offer of employment has been extended by, the Company. Awards granted under the 2006 Plan may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), either alone or in tandem with options, restricted stock, performance awards, or any combination of the foregoing. Our Board of Directors has delegated the administration of our equity incentive plan to the Compensation Committee of the Board of Directors, which has the authority to grant awards under such plan and to determine any terms, conditions, or restrictions relating to such awards. Our Board of Directors or the Compensation Committee may amend or terminate our equity incentive plan, but may not amend such plan without the approval of our stockholders if such amendment would violate any law or agreement or the rules of any exchange upon which our Class A Common Stock is listed. Except as otherwise determined by the Compensation Committee or as described below with respect to the termination of a participant’s services in certain circumstances including a change of control, no grant under the 2006 Plan may be exercised, and no restrictions relating to the grant may lapse, within six months of the date of the grant. Each employee to whom a grant is made under the plan will enter into a written agreement with us that will contain additional provisions relating to the vesting of the grant.

The number of shares of our Common Stock with respect to which benefits may be granted under the 2006 Plan may not exceed 1,500,000 shares of our Class A Common Stock. Employees (including executive officers) and consultants of the Company and its subsidiaries and non-employee directors will be eligible to participate in the 2006 Plan. As of March 31, 2006, we had approximately 2,150 employees, 8 non-executive directors, and approximately 10 consultants.

If a participant’s services are terminated within one year following a change of control, then all of the participant’s options and SARs become immediately fully vested and exercisable and remain so for up to one year after the date of termination but in no event after the expiration date of the award. In addition, the Compensation Committee may grant options that become fully vested and immediately exercisable automatically upon a change of control, whether or not the participant is subsequently terminated. Further, upon a change of control all restrictions on shares of restricted stock granted to a participant immediately lapse, and a participant who has been granted a performance award will earn no less than the portion of the performance award that he would have earned if the applicable performance cycle had terminated on the date of the change of control.

Certain United States Federal Income Tax Consequences under the 2006 Plan

The following is a brief description of certain federal income tax consequences to the Company and recipients of awards under the 2006 Plan. This description is based on the Internal Revenue Code, the Treasury regulations promulgated thereunder, judicial authority, published administrative positions of the Internal Revenue Service and other applicable authorities, all as in effect on the date of this Proxy Statement, and all of which are subject to change, possibly on a retroactive basis.

Incentive Stock Options. With respect to incentive stock options, generally the option holder is not taxed and the Company is not entitled to a deduction on either the grant or the exercise of an incentive stock option, so long as the requirements of Section 422 of the Internal Revenue Code continue to be met. If the option holder meets the employment requirements and does not dispose of the shares of common stock acquired upon exercise of an incentive stock option until at least (1) one year after transfer of the shares pursuant to the exercise of the option and (2) two years after the date the option was granted, gain or loss realized on sale of the shares will be treated as long term capital gain or loss. However, the excess of the fair market value of the shares of stock as of the date of exercise over the exercise price is a tax preference item for the purposes of determining the option holder’s alternative minimum tax. If the shares are disposed of before those periods expire, (a disqualifying disposition), the option holder will be required to recognize ordinary income in an amount equal to the lesser of (1) the excess, if any, of the fair market value of the common stock on the date of exercise over the exercise price or (2) if the disposition is a taxable sale or exchange, the amount of gain realized on the disposition. The Company will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option, or the sale of incentive stock option shares after exercise unless there has been a disqualifying disposition of the shares. Upon a disqualifying disposition, the Company will generally be entitled, at the same time, to a deduction in an amount equal to the amount of ordinary income recognized by the employee.

Non-Qualified Stock Options. The grant of non-qualified stock options under the 2006 Plan will not result in the recognition of any taxable income by the participants. A participant will recognize compensation income on the date of exercise of the non-qualified stock option equal to the difference between (i) the fair market value of the acquired shares of common stock on the date the shares were acquired, and (ii) the exercise price (equal to the fair market value of the Company’s stock on the date of grant) of the option. The tax basis of these shares for purposes of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option; the holding period of these shares begins on the day following the date of exercise. The compensation income recognized on exercise of the option by an employee is subject to withholding of federal and state income tax and employment tax. Generally, the Company will be entitled to a deduction in the amount reportable as compensation income by the participant on the exercise of a non-qualified stock option.

Stock Appreciation Rights. The holder of a stock appreciation right is entitled to receive cash or shares of the Company’s stock in an amount equal to the excess of the fair market value of the Company’s stock on the date of exercise over the strike price (equal to the fair market value of the Company’s stock on the date of grant) of the stock appreciation right. The recipient will recognize compensation income in an amount equal to the cash or the fair market value of the shares received on the date of exercise. The basis of any shares received will be equal to the fair market value of the shares on the date of exercise, and the holding period of the shares will begin on the day after the date of exercise. The compensation income recognized on exercise of a stock appreciation right by an employee is subject to federal and state income and employment tax withholding. Generally, the Company will be entitled to a corresponding deduction in an amount equal to the compensation income recognized by the holder.

Restricted Stock Grants. Restricted stock granted under the 2006 Plan generally will not be taxed to the recipient, or deductible by the Company, at the time of grant, unless the recipient makes an election under Section 83(b) of the Internal Revenue Code (a “Section 83(b) Election”). If the recipient does not make a Section 83(b) Election, then on the date the restrictions lapse and the shares become transferable or not subject to a substantial risk of forfeiture, the recipient recognizes ordinary income equal to the excess of the fair market value of the shares on that date over the purchase price paid for the stock, if any. If the recipient does make a Section 83(b) Election, then the recipient recognizes ordinary income equal to the excess of the fair market value of the shares on the date of the grant over the purchase price of the stock, if any. The recipient’s tax basis for the shares includes the amount paid for the shares and the ordinary income recognized. Generally, the Company will be entitled to a deduction in an amount equal to the compensation income recognized by the recipient (i) in the case where the recipient does not make a Section 83(b) Election, at the time that the shares are no longer subject to a substantial risk of forfeiture or (ii) in the case where the recipient makes a Section 83(b) Election, on the date of grant. The compensation income recognized on the vesting of restricted stock by an employee is subject to federal and state income and employment tax withholding.

Performance Awards. A holder of performance awards is entitled to receive cash or shares of common stock of the Company, contingent on the attainment of specified performance objectives. The holder generally will recognize compensation income in an amount equal to the cash or the fair market value of the shares of common stock of the Company on the date that the holder of the performance award becomes entitled to payment of the cash or shares of common stock of the Company. The compensation income recognized by an employee on the date that the holder of the performance unit becomes entitled to payment of the cash or shares is subject to federal and state income and employment tax withholding. Generally, the Company will be entitled to a corresponding deduction in an amount equal to the compensation income recognized by the holder.

Limits on Deductibility and Additions to Tax. Section 280G. Awards made under the 2006 Plan may provide for accelerated vesting and/or accelerated payment in the event of a change of control of the Company. If there is a change of control, amounts provided under the 2006 Plan may be characterized as “parachute payments” under Section 280G of the Internal Revenue Code. An employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Internal Revenue Code Section 4999 and the Company will be denied a deduction with respect to such excess parachute payment pursuant to Internal Revenue Code Section 280G. An employee generally is deemed to have received a “parachute payment” if such employee receives compensation that (1) is contingent upon a change in the ownership or control of the Company and (2) exceeds, in the aggregate, an amount equal to three times the employee’s “base amount”. The “base amount” generally is the average of the annual compensation of such employee for the five years preceding the change in ownership or control. An “excess parachute payment” with respect to any employee is the excess of the total parachute payments to such person over such person’s base amount.

Section 162(m). In addition, compensation in excess of $1 million (including amounts treated as compensation as described above) paid to the Company’s chief executive officer (or person acting in that capacity) and the Company’s four other most highly paid individuals will not be deductible unless the compensation is payable on the achievement of certain performance objectives or meets certain other exceptions under Section 162(m) of the Internal Revenue Code.

Section 409A. Section 409A of the Internal Revenue Code imposes a number of limitations on deferred compensation plans, including limitations on compensation programs such as the 2006 Plan. It provides for an interest charge and an additional tax of twenty percent on the receipt of “deferred compensation” if those limitations are not observed. Section 409A applies to compensation deferred after December 31, 2004 (which includes compensation that vests after that date).

The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 2006 Plan. Accordingly, all award recipients are advised to consult their own tax advisors concerning the federal, state, local and foreign income and other tax considerations relating to such awards and rights thereunder.

OTHER INFORMATION

Other Matters

As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting other than as set forth in the Notice and Proxy Statement for the Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

Stockholder Proposals for the 2007 Annual Meeting

Proposals of stockholders intended to be presented at the 2007 Annual Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by us no later than the close of business on December 12, 2006 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Shirley E. Green, Secretary, Nexstar Broadcasting Group, Inc., 909 Lake Carolyn Parkway, Suite 1450, Irving, TX 75039.

In addition, our bylaws require that we be given advance notice of other business that stockholders wish to present for action at an Annual Meeting of Stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8), including stockholder nominations for the election to our Board of Directors. Such proposals and nominations for the 2007 Annual Meeting, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to our executive offices, and received not less than 60 days nor more than 90 days prior to the Annual Meeting. In the event that less than 70 days notice or prior public announcement of the date of the meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the Annual Meeting was mailed or such public announcement was made. Our bylaws require that such notice contain certain additional information. Copies of the bylaws can be obtained without charge by writing our Corporate Secretary at the address shown on the cover of this proxy statement.

Cost of Proxy Solicitation and Annual Meeting

The cost of the solicitation of proxies will be borne by us. In addition to the solicitation of proxies by mail, certain of our officers and employees, without extra remuneration, may solicit proxies personally, by telephone, mail or facsimile. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in a stockholder’s household. We will promptly deliver a separate copy of either document to any stockholder upon written request to Nexstar Broadcasting Group, Inc., 909 Lake Carolyn Parkway, Suite 1450, Irving, TX 75039, Attention: Matt Devine, Chief Financial Officer. If any stockholder wants to receive separate copies of the annual report and proxy statement in the future, or if any stockholder is receiving multiple copies and would like to receive only one copy for his or her household, such stockholder should contact his or her bank, broker, or other nominee record holder, or such stockholder may contact us at the above address and telephone number.

By Order of the Board of Directors,

/s/    Shirley E. Green

Shirley E. Green

Secretary

April 27, 2006

ANNEX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF NEXSTAR BROADCASTING GROUP, INC.

(As Adopted on January 15, 2004)

The Board of Directors (“Board”) of Nexstar Broadcasting Group, Inc. (“Company”) has established an Audit Committee (“Committee”) as a permanent standing committee with authority, responsibility and specific duties as described herein. This Charter of the Audit Committee of the Board of Directors (“Charter”) and the composition of the Committee are intended to comply with applicable law, including state and federal securities laws, the rules and regulations of the Securities and Exchange Commission (“SEC”) and the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), and the Company’s Bylaws.

Purpose and Scope

The purpose of the Committee is to assist the Board to fulfill its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and to perform such other duties as may be required of it by the Board. The Committee’s duties and responsibilities include, without limitation, oversight of: (i) the accounting and financial reporting processes and systems of internal accounting and financial controls of the Company; (ii) the performance of the internal audits and integrity of the financial statements of the Company; (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent auditor and the annual evaluation of the independent auditor’s function, qualifications, services, performance and independence; (iv) the performance of the Company’s internal and independent audit functions; (v) the compliance by the Company with legal and regulatory requirements related to this Charter, including the Company’s disclosure controls and procedures; and (vi) the evaluation of the Company’s risk issues.

Audit Committee Charter, Membership and Organization

Charter. This Charter shall be reviewed and reassessed by the Committee at least annually. Any proposed changes shall be submitted to the Board for its approval. Evidence of the Committee’s review and acceptance of the Charter will be noted in the minutes to the Committee’s meeting at which the review took place.

Members. The Committee shall consist of no fewer than three members of the Company’s Board based on the recommendation of the Nominating and Corporate Governance Committee. The Committee shall be comprised of Directors who meet the independence, experience and expertise requirements of the SEC, NASDAQ and any other applicable law. The Nominating and Corporate Governance Committee will assess and determine the qualifications of the Committee members. At the beginning of each year the members of the Committee will designate its “Financial Expert” and record this in the minutes to the meeting.

Term of Members and Selection of Chair. The members of the Committee shall be appointed annually by the Board. The Board shall also select the Chair of the Committee.

Committee members may not simultaneously serve on the audit committee of more than two other public companies without the consent of the Board obtained in each case.

Meetings. In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings; additional meetings may be scheduled but the Committee must meet not less frequently than quarterly. In planning the annual schedule of meetings, the Committee shall ensure that sufficient opportunities exist for its members to meet separately with the independent auditors and/or the head of the Company’s internal audit function without management present; to meet separately with management

ANNEX A

without the independent auditors and/or head of the Company’s internal auditors present; and to meet in private with only the Committee members present. Such meetings may be held in person or telephonically and may be held at such times and places as the Committee determines. The Committee is to maintain free and open communication with the independent auditor, the internal auditors and management of the Company. The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditor to attend the meeting. In discharging this oversight role, the Committee shall endeavor to investigate any matter brought to its attention, and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, accountants or other experts. The Committee may form and delegate authority to subcommittees when appropriate.

Quorum. A quorum at any meeting of the Committee shall consist of a majority of the members. All determinations of the Committee shall be by a majority of the members present at a meeting duly called or held, except as may be otherwise specifically provided for in this Charter. In the event that there are only two members present, and such presence constitutes a quorum, all determinations of the Committee shall be unanimous. Any decision or determination of the Committee reduced to writing and consented to (including, but not limited to, by means of electronic transmission) by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

Agenda, Minutes and Reports. An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee’s discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, and shall be approved at a subsequent meeting of the Committee. In addition, the Committee shall make regular reports to the Board, including therein any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance of the Company’s independent auditors, or the performance of the Company’s internal audit function. The Committee shall make such other periodic reports to the Board as seem useful to it from time to time, or as may be required of it by the Board.

Performance and Evaluation. The Committee shall evaluate its performance on an annual basis. The results of this evaluation will be incorporated into the minutes of the Audit Committee meeting.

Audit Committee Compensation

The compensation of the Committee members shall be as determined by the Compensation Committee and approved by the Board. Fees may be paid in cash, stock, options, or other forms ordinarily available to members of the Board. Committee members may also receive all regular benefits accorded to members of the Board generally. Members of the Committee may receive no other compensation from the Company other than such director’s fees and benefits.

Audit Committee Authority and Responsibilities

Authority Over Independent Auditor. The Company’s independent auditor is solely accountable to the Committee, as representatives of the stockholders. The Committee (subject to any action that may be taken by the Board) shall have the ultimate authority and responsibility to select (or nominate for stockholder ratification), evaluate and, where appropriate, replace the independent auditor; to approve the compensation of the independent auditor; and to oversee the performance of the independent auditor’s duties. The Committee may obtain input from management, as necessary. The independent auditors shall report directly to the Committee.

ANNEX A

Specific Duties and Responsibilities. The Committee also shall have the following specific duties and responsibilities:

Financial Statement and Disclosure Matters

•	Review of the Company’s Annual Report on Form 10-K

•	Review of the Company’s Quarterly Reports on Form 10-Q

•	Review of other public releases of financial information, including earnings release announcements

•	Review process for CEO and CFO certifications mandated by the SEC Review use of pro-forma and other non-GAAP financial information and off-balance sheet structures

•	Consult with independent auditor regarding significant reporting issues, judgments and risk exposures, and the Company’s internal controls

•	Discuss with independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended

•	Prepare the Audit Committee report required to be included as part of the Company’s annual proxy statement

•	Periodically review with management the Company’s then-current disclosure controls and procedures

Oversight of the Company’s Relationship with the Independent Auditor

Engagement of Independent Auditor. The Committee shall, prior to commencement of the annual audit, review with management, the internal auditors, and the independent auditors the proposed scope of the audit plan and fees, including the areas of business to be examined, the adequacy of the personnel to be assigned to the audit and other factors that may affect the time lines of such audit, the procedures to be followed, special areas to be investigated, as well as the adequacy of the program for integration of the independent and internal audit efforts. The Committee shall give due consideration to whether the independent auditor’s performance of non-audit services is legally permissible and compatible with the auditor’s independence and review and pre-approve all audit and permitted non-audit services. The Committee shall also give final approval to any fees paid to the independent auditor including fees for any nonaudit services.

Review of Reports of Independent Auditor. The Committee shall receive and review all reports prepared by the independent auditor and ensure that the independent auditor has full access to the Committee and the Board during its performance of the annual audit to report on any and all appropriate matters.

Determination of Performance of Independent Auditor. The Committee shall, on an annual basis, evaluate the qualifications, performance and independence of the independent auditor, including review of the lead partner, considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence and taking into account the opinions of management and the internal auditor. In connection with this assessment, the Committee shall obtain and review a report by the independent auditor describing all relationships between the independent auditor and the Company. The Committee also shall review a report from the independent auditor at least annually regarding any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any other inquiry or investigation regarding the firm within the preceding five years. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.

ANNEX A

Policies for Employment of Former Audit Staff. The Committee shall set clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor.

Resolutions of Disagreements. To resolve disagreements between management and independent auditors regarding financial reporting issues.

Oversight of the Company’s Internal Audit Function

Succession Planning. The Committee shall review financial and accounting personnel succession planning within the Company including the appointment and replacement of the senior internal auditing executive.

Review of Internal Audit Function. The Committee shall discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Review and Approval of the Company’s Internal Audit Charter. The Charter governing the Internal Audit Function shall be reviewed and reassessed by the Committee at least annually. Any proposed changes shall be submitted to the Board for its approval. Evidence of the Committee’s review and acceptance of this Charter will be noted in the appropriate minutes to the Committee’s meeting.

The Committee also shall review the significant reports to management prepared by the internal auditing department and management’s responses.

Internal Review of Company’s Disclosure Controls. The Committee shall receive reports from the Company’s CEO and CFO on all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. The Committee shall review such deficiency reports with the CEO and the CFO and shall discuss the quality and adequacy of the Company’s internal controls periodically as required.

Compliance Oversight Responsibilities

Review Adequacy of the Company’s Code of Conduct. The Committee shall review the Company’s Code of Conduct at least annually. The Committee shall recommend to management any necessary changes to ensure that the codes are adequate in meeting the Committee’s requirements and all applicable legal and regulatory requirements including the requirements of NASDAQ.

Obtain and Review Annual Compliance Reports. The Committee shall obtain annual reports from management and the Company’s senior internal auditing executive confirming that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct and any applicable policies of the Company’s Disclosure Committee. The Committee shall discuss any concerns with management.

Establishment of “Whistle-Blowing” Procedures. The Committee shall establish and review whistleblower procedures with respect to the protection of employees who act lawfully to: (i) provide information, cause information to be provided, or otherwise assist in an investigation; or (ii) file, cause to be filed, testify, participate in or otherwise assist in a proceeding filed as a result of a violation of securities laws relating to fraud against shareholders. The Committee shall establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

ANNEX A

Discussion of Legal and Compliance Matters. The Committee shall discuss with the Company’s outside legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies. The Committee shall review with such counsel the programs and policies of the Company with respect to compliance with applicable laws, regulations and any covenants and restrictions in any third party agreements and monitor the results of these compliance efforts.

Review of Certain Transactions with Directors and Related Parties. The Committee shall review, no less frequently than annually, a summary of the Company’s transactions with Directors and officers of the Company and with firms that employ Directors, as well as any other material related party/insider transactions.

Establishment of Procedures for Hiring Financial Personnel. The Committee shall establish and review procedures and requirements for the hiring of financial personnel at the Corporate level (such procedures and requirements are currently included in the Company’s Human Resources policies). The Committee shall recommend to management any necessary changes to ensure that financial personnel hired possess the training and education to properly execute the responsibilities assigned and ensure the integrity of reported financial data and disclosures.

Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, prepare the Company’s financial statements, or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable law. These duties are the responsibilities of the Company’s management and the independent auditor.

ANNEX B

NEXSTAR BROADCASTING GROUP, INC.

2006 LONG-TERM EQUITY INCENTIVE PLAN

1.	Purpose.

This plan shall be known as the Nexstar Broadcasting Group, Inc. 2006 Long-Term Equity Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Nexstar Broadcasting Group, Inc. (the “Company”) and its Subsidiaries by (i) providing certain directors, employees and consultants who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the long-term success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive stock options or non-qualified stock options, stock appreciation rights (“SARs”), either alone or in tandem with options, restricted stock, performance awards, or any combination of the foregoing may be made under the Plan.

2.	Definitions.

(a) “Board of Directors” and “Board” mean the board of directors of the Company.

(b) “Cause” means the occurrence of one or more of the following events:

(i) the conviction of a felony or a crime involving moral turpitude or the commission of any act involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries or affiliates, in each instance which has caused or is reasonably likely to cause material harm to the Company;

(ii) substantial repeated failure to perform duties properly assigned, as determined by the Company;

(iii) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or affiliates, in each instance which has caused or is reasonably likely to cause material harm to the Company; or

(iv) any other material breach of a material provision of any written agreement with the Company or any of its subsidiaries or affiliates which is not cured within thirty (30) days after written notice thereof.

(c) “Change in Control” means the occurrence of one of the following events:

(i) if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

ANNEX B

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale to an Exempt Person.

Notwithstanding the foregoing, a transaction or series of related transactions shall not constitute a Change in Control hereunder unless it or they also constitute a “change in control” within the meaning of Section 409A of the Code.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board, as further described in Section 3.

(f) “Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(g) “Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

(h) “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee. Notwithstanding the foregoing, a Participant’s incapacity shall not constitute a Disability hereunder unless it also constitutes a “disability” within the meaning of Section 409A of the Code.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

(j) “Exempt Person” means (i) ABRY Broadcast Partners II, L.P. or ABRY Broadcast Partners III, L.P., (ii) any person, entity or group under the control of any party included in clause (i), or (iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

(k) “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sales price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(l) “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(m) “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

ANNEX B

(n) “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(o) “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(p) “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(q) “Outside Director” means a director of the Company who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

(r) “Performance-Based Compensation” means any award that is intended to constitute “performance based compensation” within the meaning of Section 162(m) (4) (C) of the Code and the regulations promulgated thereunder.

(s) “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee.

(t) “Shares” has the meaning set forth in Section 4.

(u) “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.	Administration.

The Plan shall be administered by the Committee; provided that the Board (i) shall prior to the formation of the committee and (ii) may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. To the extent necessary for any award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors, each of whom shall be an Outside Director. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

ANNEX B

4.	Shares Available for the Plan.

Subject to adjustments as provided in Section 15, a maximum number of 1,500,000 shares of Class A Common Stock of the Company (the “Shares”) may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan, related SARs are exercised.

Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of any section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.	Participation.

Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Incentive Stock Options or Non-qualified Stock Options, SARs alone or in tandem with options, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.	Incentive and Non-qualified Options and SARs.

The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one participant options or SARs to purchase a number of shares of Common Stock in excess of 10% of the total number of Shares authorized under the Plan pursuant to Section 4. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in

ANNEX B

construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

(a) Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall be established by the Committee, and may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing. Options may also be exercised upon payment of the exercise price of the Shares to be acquired by delivery of the optionee’s promissory note, but only to the extent specifically approved by and in accordance with the policies of the Committee.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, of such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash by the grantee. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash by the grantee. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the

ANNEX B

aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option (except pursuant to any Reload Option (as defined below) with respect to any such withheld Shares).

(c) Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code to be an Incentive Stock Option, no Incentive Stock Option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable after the expiration of five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated in the option by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d) Limitations on Grants. If required by the Code to be an Incentive Stock Option, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(e) Termination; Forfeiture.

(i) Death or Disability. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant’s options and SARs shall not expire or terminate until the expiration date of the options or SARs. Notwithstanding the foregoing, (1) if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code; and (2) if the Disability giving rise to the termination of the employment is in the meaning of Section 22(e)(3) of the Code, or any successor thereto, Incentive Stock Options not exercised by such participant within one year after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as non-qualified Stock Options under the Plan if required to be so treated under the Code.

(ii) Retirement. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs may become fully vested and exercisable in the discretion of the Committee.

(iii) Discharge for Cause. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

ANNEX B

(iv) Other Termination. Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 180 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 180-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

(v) Change in Control. If there is a Change in Control of the Company and a participant is terminated from being a director, officer or employee of, or from performing other services for, the Company or a subsidiary within one year after such Change in Control, all of the participant’s options and SARs shall become fully vested and exercisable upon such termination and shall remain so for up to one year after the date of termination, but in no event after the expiration date of the options or SARs. In addition, the Committee shall have the authority to grant options that become fully vested and exercisable automatically upon a Change in Control, whether or not the grantee is subsequently terminated.

(f) Grant of Reload Options. The Committee may provide (either at the time of grant or exercise of an option), in its discretion, for the grant to a grantee, who exercises all or any portion of an option (“Exercised Options”) and who pays all or part of such exercise price with shares of Common Stock, of an additional option (a “Reload Option”) for a number of shares of Common Stock equal to the sum (the “Reload Number”) of the number of shares of Common Stock tendered or withheld in payment of such exercise price for the Exercised Options plus, if so provided by the Committee, the number of shares of Common Stock, if any, tendered or withheld by the grantee or withheld by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. Unless otherwise determined by the Committee, the terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be determined as of the grant of the Reload Option pursuant to Section 6(a).

7.	Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify. The exercise price of an SAR may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of the grant of the SAR.

No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, any options to which the SARs correspond. Prior to the exercise of the SAR and delivery of the cash and/or Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

ANNEX B

Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, in Other Company Securities having a Fair Market Value equal to such amount or in a combination thereof.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable.

8.	Restricted Stock.

The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Except as otherwise provided by the Committee, immediately prior to a Change in Control or at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

9.	Performance Awards.

(a) Grant of performance awards. Performance awards may be granted to participants at any time and from time to time as determined by the Committee. Subject to the provisions of this Section 9, the Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant and the appropriate period over which performance is to be measured (a “performance cycle”). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock.

ANNEX B

The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance objective, as described below, factor (e.g., return on equity) selected by the Committee.

A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle.

In the event of a Change in Control, a participant shall earn no less than the portion of the performance award that the participant would have earned if the applicable performance cycle(s) had terminated as of the date of the Change in Control.

(b) Performance objectives.

(i) Establishment. Performance objectives for performance awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net income, (v) return on equity or assets, (vi) sales, or (vii) any combination of the foregoing. Performance objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The performance objectives with respect to a performance cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the performance cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the performance cycle, and in any event while the performance relating to the performance objectives remain substantially uncertain. Each agreement with a participant shall specify the number of performance awards to which it relates, the performance objectives which must be satisfied in order for the awards to vest and the performance cycle within which such performance objectives must be satisfied.

(ii) Effect of certain events. At the time of the granting of a performance award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the performance award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the performance objectives (or may adjust the performance objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

(iii) Determination of performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any performance award that is intended to constitute Performance-Based Compensation made to a participant who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance objectives have been satisfied to the extent necessary for such award to qualify as Performance Based Compensation.

(c) Vesting and forfeiture. Subject to Section 9(b)(iii), a participant shall become vested with respect to the performance awards to the extent that the performance objectives set forth in the agreement are satisfied for the performance cycle.

(d) Payment of awards. Subject to Section 9(b)(iii), payment to participants in respect of vested performance awards shall be made as soon as practicable after the last day of the performance cycle to which such award relates but in no event after the fifteenth day of the third month following the end of the taxable year of the Company in which the applicable performance objective is obtained. Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment.

ANNEX B

(e) Non-transferability. Until any restrictions upon the performance awards awarded to a participant shall have lapsed, such awards shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the participant. The Committee may also impose such other restrictions and conditions on the awards, if any, as it deems appropriate.

(f) Lapse of restrictions. Subject to Section 9(b)(iii), restrictions upon awards awarded hereunder shall lapse and such awards shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an award is granted.

10.	Taxes.

(a) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

(c) Code Section 409A. The Company intends for this Plan to comply in all respects with Section 409A of the Code, and the provisions of this Plan shall be interpreted in a manner that is consistent with such intention.

11.	Written Agreement; Vesting.

Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, 8 and 9 in connection with a Change in Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

12.	Transferability.

Unless the Committee determines otherwise, no option, SAR, performance award or restricted stock granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or, with respect to such grants other than grants of Incentive Stock Options, to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her

ANNEX B

Family Member if such person has acquired the option, SAR or performance award by gift or qualified domestic relations order; by his or her executor or administrator the executor or administrator of the estate of any of the foregoing or any person to whom the Option is transferred by will or the laws of descent and distribution; or by his or her guardian or legal representative or the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

13.	Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14.	Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15.	Adjustments.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

ANNEX B

16.	Amendment and Termination of the Plan.

The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of any exchange on which the Common Stock is then listed.

17.	Amendment or Substitution of Awards under the Plan.

The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in Sections 13 and 15, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent, and provided further that the Committee shall not reduce the exercise price of any options or SARs awarded under the Plan without approval of the stockholders of the Company. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan.

18.	Commencement Date; Termination Date.

The date of commencement of the Plan shall be the later of date it is approved by (i) the Board, or (ii) the Company’s shareholders. The Plan will also be subject to reapproval by the shareholders of the Company when and as required by the Code.

Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate ten years after the earlier of (i) commencement date of the Plan or (ii) shareholder approval. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan.

19.	Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

20.	Governing Law.

Except to the extent that provisions of the Plan are governed by applicable provisions of the Code or other substantive provisions of federal law, the Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

PROXY

Nexstar Broadcasting Group, Inc.

909 Lake Carolyn Parkway, Suite 1450

Irving, TX 75039

2006 Annual Meeting of Stockholders

This Proxy is solicited on the behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Perry A. Sook, Shirley E. Green and Matthew E. Devine, and each of them, each with the power to appoint his or her substitute, as proxy or proxies to represent and to vote, as designated on the reverse side, all shares of common stock of Nexstar Broadcasting Group, Inc. (the “Company”) which the undersigned would be entitled to vote if present in person at the Annual Meeting of Stockholders of the Company to be held at 12:00 Noon, Central Standard Time, on May 30, 2006 or at any adjournment(s) or postponement(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

(Continued and to be signed on the reverse side)

Nexstar Broadcasting Group, Inc.

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Detach Proxy Card Here

☐	Please Mark, Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.
☐	Vote must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1), (2) AND (3).

1.	To elect the following nominees to the Board of Directors (except as marked below), each until the next meeting of stockholders.

☐    FOR ALL                ☐    WITHHOLD FOR ALL                ☐    EXCEPTIONS*

Nominees:	Perry A. Sook, Blake R. Battaglia, Erik Brooks, Jay M. Grossman, Brent Stone, Royce Yudkoff, Geoff Armstrong, Michael Donovan, I. Martin Pompadur, Lis McNabb

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

Exceptions*:

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

☐    FOR                        ☐    AGAINST                            ☐    ABSTAIN

3.	To approve the Company’s 2006 Long-Term Equity Incentive Plan.

☐    FOR                        ☐    AGAINST                            ☐    ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

To change your address, please mark this       ☐

box.

To include any comments, please mark this    ☐

box.

SCAN LINE

(Please sign proxy as name appears on corporate records. Joint owners should each sign personally. Trustees and others in a representative capacity should indicate the capacity in which they sign.)

Date                              Stockholder sign here                                      Co-Owner sign here